                                  EXHIBIT 10.4


                       THIRD AMENDMENT TO CREDIT AGREEMENT


                  THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made as of the _____ day of _____________, 1999, by and among THE SHAW GROUP INC., a Louisiana corporation ("Borrower"), MERCANTILE BUSINESS CREDIT INC., a Missouri corporation, BANK ONE LOUISIANA, N. A., a national banking association (successor to First National Bank of Commerce, assignee of City National Bank of Baton Rouge), UNION PLANTERS BANK N.A., a national banking association, and HIBERNIA NATIONAL BANK, a national bank (collectively, the "Banks"), and MERCANTILE BUSINESS CREDIT INC., a Missouri corporation, as agent for Banks (in such capacity, the "Agent").

                                   WITNESSETH:

                  WHEREAS, Borrower, Agent and Banks have heretofore entered into that certain Credit Agreement dated as of May 15, 1998, as previously amended by that certain Amendment to Credit Agreement dated as of August 31, 1998 and that certain Second Amendment to Credit Agreement dated as of February 1, 1999 made by and among Borrower, Agent and Banks (as amended, the "Agreement"); and

                  WHEREAS, Borrower desires to further amend the Agreement in the manner hereinafter set forth, to which amendments Agent and Banks are willing to agree.

                  NOW, THEREFORE, in consideration of the above premises and for other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. The definition of "Applicable Margin" is hereby deleted in its entirety, and in its place shall be substituted the following:

                  Applicable Margin shall mean, with respect to each type of Revolving Credit Loan, the rate of interest per annum shown in the applicable column below for the type of Revolving Credit Loan specified for each such column:

                                           Level I       Level II     Level III      Level IV      Level V
                                           -------       --------     ---------      --------      -------
IF RATIO OF CONSOLIDATED TOTAL FUNDED       < 4.50        < 4.00        < 3.00        < 2.50        < 2.00
DEBT TO CONSOLIDATED EBITDA AT THE         => 4.00       => 3.00       => 2.50       => 2.00
PRECEDING QUARTER END IS
LIBOR Loans                                 2.50%         1.50%         1.20%         1.00%         0.75%
Prime Loans                                 1.75%         0.25%         0.00%         0.00%         0.00%
Commitment Fee                              0.375%        0.20%         0.15%         0.125%        0.10%

In the event that the Ratio of Consolidated Total Funded Debt to Consolidated EBITDA for a fiscal quarter-end shall equal or exceed 4.50, then each of the Revolving Loans shall bear interest at the rate applicable after the occurrence of an Event of Default as set forth in Section 3.4(b) hereof.

Notwithstanding the above, the Applicable Margins applicable to each Revolving Credit Loan up to the date the Borrower delivers its Form 10-Q and Compliance Certificate for the quarter ended February 28, 1998 shall be Zero Percent (0.0%) per annum for Prime Loans and One Percent (1.0%) per annum for LIBOR Loans with interest periods commencing on or before such date, and the Commitment Fee shall be calculated at the rate of One-Eighth of One Percent (0.125%) per annum for the portion of each fiscal quarter occurring on or before such date. Commencing on each June 1, September 1, December 1 and March 1 during the Term hereof or as soon thereafter as Agent shall have received Borrower's quarterly Form 10-Q or Form 10-K, as the case may be, and Compliance Certificate for the most recent quarter-end pursuant to Section 7.1(a), the ratio of Consolidated Total Funded Debt to Consolidated EBITDA for such most recent fiscal quarter-end shall be computed by Agent and the Applicable Margins shall be adjusted and become effective (except the effective date for LIBOR Loans shall be as set forth in the last sentence of this definition) as of the delivery date of such Form 10-Q or Form 10-K and Compliance Certificate in accordance with the levels set forth above. Such new Applicable Margins shall continue in effect until the next such adjustment, if any, on the following June 1, September 1, December 1 and March 1 (or such later delivery date of the quarter-end Form 10-Q or Form 10-K, as the case may be, and Compliance Certificate for such most recent quarter-end) in accordance with the preceding sentence. Each determination by Agent of the Applicable Margins shall be deemed prima facie correct. All such adjustments shall become effective as to LIBOR Loans outstanding on the first day of any quarter (or on any such later date of determination of Applicable Margins under this definition) upon the expiration of the then current applicable Interest Periods for such LIBOR Loans.

                  2. The definition of "Consolidated Total Funded Debt" is hereby deleted in its entirety, and in its place shall be substituted the following:

                  Consolidated Total Funded Debt shall mean, as of any fiscal quarter-end of the Borrower, the sum of (a) the outstanding principal amount of all Revolving Credit Loans on any such fiscal quarter-end date, plus (b) the undrawn face amount of all issued and outstanding Letters of Credit or any other letters of credit issued for the account of Borrower or its Consolidated Subsidiaries as of any such fiscal quarter-end date, plus (c) all of the Borrower's and its Consolidated Subsidiaries' other borrowed money Indebtedness outstanding on any such fiscal quarter-end date, including, without limitation, amounts due under any Capitalized Leases, minus (d) Subordinated Debt in an aggregate principal amount of up to Ten Million Dollars ($10,000,000.00), provided that Borrower has agreed in writing not to make any payments of principal or other amounts (other than interest) on such Subordinated Debt during the Term hereof.

                  3. Section 1 of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

                  The "Term" of this Agreement shall commence on the date hereof and shall end on May 31, 2002, unless earlier terminated pursuant to
         Section 3.11 or by acceleration or otherwise upon the occurrence of an Event of Default under this Agreement, in which case the Term hereof shall end on such earlier date.

                  4. Section 7.1(a)(i) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

                     (i) As soon as available and in any event within ninety
         (90) days after the end of each fiscal year of Borrower, the consolidated balance sheets of Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income, retained earnings and cash flows for such fiscal year, setting forth in each case, in comparative form, the figures for the previous fiscal year, all such financial statements to be prepared in accordance with generally accepted accounting principles consistently applied and audited by the Borrower's present independent certified public accountants or such other independent certified public accountants selected by the Borrower and acceptable to Agent, together with (1) the unqualified opinion of such accountants, and (2) any management letter issued by such accountants to Borrower's management in connection with such annual audit, which financial statements shall be used to determine compliance with those financial covenants set forth in Section 7.1(i) that are tested as of the end of the fourth fiscal quarter of each fiscal year of Borrower during the Term hereof;

                  5. Section 7.1(a)(ii) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

                     (ii) As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, unaudited consolidated and consolidating balance sheets of Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of income for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in each case in comparative form, the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation in all material respects and generally accepted accounting principles and consistency by the principal financial officer of Borrower, which financial statements shall be used to determine compliance with those financial covenants set forth in Section 7.1(i) that are tested as of the end of the first, second and third fiscal quarters of each fiscal year of Borrower during the Term hereof;

                  6. Section 7.1(i)(ii) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

                     (ii) Consolidated Total Funded Debt to Consolidated EBITDA. Maintain on a consolidated basis at each fiscal quarter-end during the Term hereof, a ratio of Consolidated Total Funded Debt to Consolidated EBITDA (determined for the twelve-month period ending on the date of any such calculation) of not more than 4.5 to 1.0 for each quarter-end occurring at anytime during the Term hereof;

                  7. Section 7.1(k)(vi) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following:

                     (vi) Environmental Matters Receipt of any notice that the operations of the Borrower, any other Obligor or any Subsidiary of the Borrower are not in full compliance with any of the requirements of any applicable Environmental Law or Occupational Safety and Health Law; receipt of notice that the Borrower, any other Obligor or any Subsidiary of the Borrower is subject to any federal, state or local investigation evaluating whether any remedial action is needed to respond to the release of any Hazardous Materials or any other hazardous or toxic waste, substance or constituent or other substance into the environment; or receipt of notice that any of the Properties or assets of the Borrower, any other Obligor or any Subsidiary of the Borrower are subject to an Environmental Lien, in each case in which a reasonable estimate of the cost of compliance, remediation or satisfaction of the Environmental Lien is at least One Hundred Thousand Dollars ($100,000.00). For purposes of this Section 7.1(k)(vi), "Environmental Lien" shall mean a Lien in favor of any governmental or regulatory agency, entity, authority or official for (1) any liability under Environmental Laws or (2) damages arising from or costs incurred by any such governmental or regulatory agency, entity, authority or official in response to a release of any Hazardous Materials or any other hazardous or toxic waste, substance or constituent or other substance into the environment;

                  8. Section 7.2(a)(iv) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following.

                     (iv) Indebtedness incurred in the ordinary course of business in connection with the acquisition of Property by Borrower (excluding Indebtedness assumed on any capital assets acquired pursuant to an Permitted Acquisition), provided that such Indebtedness shall not exceed the value of the Property so acquired, and in any event, such purchase money Indebtedness shall not exceed Twenty Million Dollars ($20,000,000.00) in the aggregate;

                  9. Section 7.2(a)(v) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following.

                     (v) Secured Indebtedness assumed by Borrower or a Subsidiary in connection with an Permitted Acquisition which, in the aggregate, shall not exceed Ten Million Dollars ($10,000,000.00), provided that any Lien securing such Indebtedness shall attach only to the Property securing such Indebtedness prior to its assumption, or unsecured Indebtedness assumed by Borrower or a Subsidiary in connection with an Permitted Acquisition or any other unsecured Indebtedness incurred in the ordinary course of business, all of which, in the aggregate, shall not exceed Ten Million Dollars ($10,000,000.00); and

                 10. Section 7.2(a)(vi) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following.

                     (vi) Subordinated Debt incurred in connection with an Permitted Acquisition not to exceed Ten Million Dollars ($10,000,000.00) in the aggregate, provided that such Subordinated Debt is unsecured, and the holder of such Subordinated Debt has executed a subordination and standby agreement in favor of Agent and Banks in form and substance acceptable to the Agent and the Required Banks;

                 11. Section 7.2(m) of the Agreement is hereby deleted in its entirety, and in its place shall be substituted the following.

                     (m) Operating Leases. Neither Borrower nor any Subsidiary of the Borrower will enter into or permit to remain in effect any agreements to rent or lease (as lessee) any real or personal property (other than Capitalized Leases) for initial terms (including options to renew or extend any term, whether or not exercised) of more than one
         (1) year which in the aggregate (for the Borrower and all Subsidiaries of the Borrower) provide for payments in any fiscal year in excess of Two Percent (2.00%) of the net revenue of Borrower and all of its Subsidiaries as indicated in their audited financial statements for the immediately preceding fiscal year.;

                 12. Exhibit D to the Credit Agreement is hereby deleted in its entirety, and in its place shall be substituted Exhibit D hereto.

                 13. Borrower hereby agrees to pay Agent a nonrefundable amendment fee in the amount of Fifty Thousand Dollars ($50,000.00) contemporaneously with the execution of this Third Amendment.

                 14. Borrower hereby agrees to reimburse Agent and Banks upon demand for all out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred by Agent and Banks in the preparation, negotiation and execution of this Third Amendment and all other documents, instruments and agreements relating to this amendment of Borrower's existing credit facilities with Bank. All of the obligations of Borrower under this Paragraph 6 shall survive termination of the Agreement.

                 15. Borrower hereby represents and warrants to Agent and Banks that:

                    (a) The execution, delivery and performance by Borrower of this Third Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrower of this Third Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and the Borrower is not now in default under or in violation of, the terms of its Articles of Incorporation or Bylaws, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which Borrower is a party or by which Borrower is bound or to which Borrower is subject;

                    (b) This Third Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights in general; and

                    (c) As of the date hereof, all of the covenants, representations and warranties of Borrower set forth in the Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Agreement has occurred and is continuing.

                 16. Borrower hereby releases Agent and Banks and their successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all claims, demands, causes of action, liabilities or damages, whether now existing or hereafter arising or contingent or noncontingent, or actions in law or equity of any type or matter, relating to or in connection with any statements, agreements, action or inaction on the part of Agent or Banks at any time prior to the execution of this Third Amendment, with respect to Borrower or the Agreement, provided that such release shall not apply to any such claim, demand, cause of action, liability or damage of which Borrower is not deemed to have actual or constructive knowledge as of the execution of this Third Amendment.

                 17. The Agreement, as hereby amended, and any other agreements executed in connection therewith, are and shall remain the binding obligations of Borrower, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed.

                 18. All references in the Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Agreement as amended by this Third Amendment. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement, as amended by this Third Amendment.

                 19. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

                 20. This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.

                 21. In the event of any inconsistency or conflict between this Third Amendment and the Agreement, the terms, provisions and conditions of this Third Amendment shall govern and control.

                 22. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER, AGENT AND BANKS FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER, AGENT AND BANKS COVERING SUCH MATTERS ARE CONTAINED IN THE AGREEMENT, AS HEREBY AMENDED, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE

STATEMENT OF THE AGREEMENTS BETWEEN BORROWER, AGENT AND BANKS EXCEPT AS BORROWER, AGENT AND BANKS MAY LATER AGREE IN WRITING TO MODIFY. THE AGREEMENT, AS HEREBY AMENDED, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

                 23. Notwithstanding any provision contained in this Third Amendment to the contrary, this Third Amendment shall not be effective unless and until Agent shall have received:

                     (a) this Third Amendment, duly executed by Borrower;

                     (b) the First Amendment to Revolving Credit Note, duly executed by Borrower and accepted by Union Planters Bank, N.A.;

                     (c) the First Amendment to Revolving Credit Note, duly executed by Borrower and accepted by Bank One Louisiana, N. A.;

                     (d) the First Amendment to Revolving Credit Note, duly executed by Borrower and accepted by Hibernia National Bank;

                     (e) the First Amendment to Revolving Credit Note, duly executed by Borrower and accepted by Mercantile Business Credit Inc.;

                     (f) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Third Amendment;

                     (g) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing this Third Amendment; and

                     (h) a Consent of Guarantors in form and substance satisfactory to Agent, duly executed by each of the Subsidiary Guarantors.

                 24. This Third Amendment is made solely for the benefit of Borrower, Agent and Banks as set forth herein, and is not intended to be relied upon or enforced by any other person or entity.

                 25. This Third Amendment may be executed in one or more counterparts by the parties hereto, and shall constitute one agreement.

                 IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first written above on this _____ day of ____________________, 1999.

                               Borrower:

                                                THE SHAW GROUP INC.



                                                By:
                                                       ------------------------
                                                Title:
                                                       ------------------------

                                Agent:

                                                MERCANTILE BUSINESS CREDIT INC.


                                                By:
                                                       ------------------------
                                                Title:
                                                       ------------------------

                                Banks:

Revolving Credit Commitment:                    MERCANTILE BUSINESS CREDIT INC.
         $31,250,000.00

                                                By:
                                                       ------------------------
                                                Title:
                                                       ------------------------

Revolving Credit Commitment:                    BANK ONE LOUISIANA, N. A.
         $25,000,000.00

                                                By:
                                                       ------------------------
                                                Title:
                                                       ------------------------

Revolving Credit Commitment:                    UNION PLANTERS BANK N. A.
         $18,750,000.00

                                                By:
                                                       ------------------------
                                                Title:
                                                       ------------------------

Revolving Credit Commitment:                    HIBERNIA NATIONAL BANK
         $25,000,000.00

                                                By:
                                                       ------------------------
                                                Title:
                                                       ------------------------

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

                                              _________________, 19___

Mercantile Business Credit Inc.
100 South Brentwood Boulevard, Suite 500
St. Louis, Missouri  63105
Attention: Senior Credit Officer

Gentlemen:

                 Reference is hereby made to that certain Credit Agreement dated as of May 15, 1998, by and between you, as agent for the Banks named therein, and the undersigned (as from time to time amended, the "Agreement"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

                 The undersigned hereby certifies to you that as of the date hereof:

                 (a) All of the representations and warranties set forth in
Section 6 of the Agreement are true and correct as if made on the date hereof;

                 (b) No violation or breach of any of the affirmative covenants set forth in Section 7.1 of the Agreement has occurred and is continuing;

                 (c) No violation or breach of any of the negative covenants set forth in Section 7.2 of the Agreement has occurred and is continuing;

                 (d) No Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing;

                 (e) The financial statements of Borrower and its Consolidated Subsidiaries delivered to you with this letter are true, correct and complete in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied; and

                 (f) The financial covenant information set forth in Schedule 1 to this letter is true and correct.

                                                     Very truly yours,

                                                     THE SHAW GROUP INC.


                                                     By:
                                                            -------------------
                                                     Name:
                                                            -------------------
                                                     Title:
                                                            -------------------

                                   Schedule 1
                            To Compliance Certificate
           (The Certificate attached hereto is as of ________________)

                 Capitalized terms used herein shall have the meanings set forth in the Credit Agreement dated as of May 15, 1998 among The Shaw Group Inc., Mercantile Business Credit Inc., as agent, and the lenders named therein (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"). Subsection references herein relate to the subsections of the Agreement.


A.       MAXIMUM CAPITAL EXPENDITURES
         1.    Actual Capital Expenditures for current Fiscal Year-To-Date                    $______________
         2.    Maximum Permitted (Section 7.2(i))                                             $______________
B.       CONSOLIDATED EBITDA
               For the 12 months ended _____________:
         1.    Net Income (excluding extraordinary items)                                     $______________
         2.    Income Tax Expense                                                             $______________
         3.    Interest Expense                                                               $______________
         4.    Amortization and Depreciation Expenses                                         $______________
         5.    Consolidated EBITDA (sum of Lines B1 through B4)                               $______________
C.       DEBT SERVICE COVERAGE RATIO
         1.    Consolidated EBITDA (from B5 above)                                            $______________
         2.    Interest Expense (from Line B3 above)                                          $______________
         3.    Scheduled  payments of principal on  Indebtedness  (for the 12 months  ending
               --------------)                                                                $______________
         6.    Consolidated Debt Service  (Sum of D2 and D3)                                  $______________
         7.    Debt Service Coverage (D1 divided by D4)                                        ____ to 1.0
         8.    Minimum Required (Section 7.1(i)(i))                                            1.75 to 1.0
D.       MAXIMUM LEVERAGE RATIO
         1.    Average Revolving Credit Loans outstanding                                     $______________
         2.    Face amount of Letters of Credit outstanding                                   $______________
         3.    Other Borrowed Money Indebtedness outstanding                                  $______________
         4.    Subordinated Indebtedness up to $10,000,000.00                                 $______________
         5.    Consolidated  Total Funded Debt  outstanding as of  ____________
               (Sum of E1 through E3 minus E4)                                                $______________
         6.    Consolidated EBITDA (from B5 above)                                            $______________
         7.    Leverage Ratio (E4 divided by E5)                                               ____ to 1.0
         8.    Maximum Permitted (Section 7.1(i)(ii))                                          4.50 to 1.0



E.       SHAREHOLDERS' EQUITY
         1.    Shareholders' Equity as of ______________                                      $______________
         2.    Beginning Required Shareholders' Equity                                        $135,000,000.00
         3.    Cumulative  Quarterly  Net Income  (excluding  any  Quarterly Net Losses) for  $______________
               Quarters ending November 30, 1997 and thereafter
         4.    Net Proceeds of Capital Stock issued subsequent to August 31,1997              $______________
         5.    Total Required Shareholders' Equity (Sum of F2 through F4)                     $______________
F.       TOTAL FUNDED DEBT TO TOTAL CAPITALIZATION
         1.    Consolidated Total Funded Debt (Line E4 above)                                 $______________
         2.    Shareholders' Equity (Line F1 above)                                           $______________
         3.    Total Capitalization (Sum of G1 plus G2)                                       $______________
         4.    Ratio of G1 divided by G3)                                                      ____ to 1.0
         5.    Maximum Permitted Ratio (Section 7.1(i)(iv))                                    0.60 to 1.0
G.       OTHER INDEBTEDNESS
         1.    Purchase money debt as of _________________                                    $______________
         2.    Maximum permitted (Section 7.2(a)(iv))                                         $______________
         3.    Subordinated Debt as of _______________                                        $______________
         4.    Maximum permitted (Section 7.2(a)(v))                                          $______________
         5.    Other Indebtedness                                                             $______________
         6.    Maximum permitted (Section 7.2(a)(vi))                                         $______________
H.       RESTRICTION ON LEASES
         1.    Direct and indirect obligations with respect to leases                         $______________
         2.    Maximum permitted (Section 7.2(m))                                             $______________


                              CONSENT OF GUARANTORS

                  Each of the undersigned hereby consent to the terms, provisions and conditions of that certain Third Amendment to Credit Agreement dated as of ___________________, 1999 (the "Third Amendment") made by and between The Shaw Group Inc. ("Borrower"), MERCANTILE BUSINESS CREDIT INC., a Missouri corporation, BANK ONE LOUISIANA, N. A., a national banking association (successor to First National Bank of Commerce, assignee of City National Bank of Baton Rouge), UNION PLANTERS BANK N.A., a national banking association, and HIBERNIA NATIONAL BANK, a national bank (collectively, the "Banks"), and MERCANTILE BUSINESS CREDIT INC., a Missouri corporation, as agent for Banks (in such capacity, the "Agent"), which amends that certain Credit Agreement dated as of May 15, 1998 by and between Borrower, Banks and Agent, as amended by that certain Amendment to Credit Agreement dated as of as of August 31, 1998 and that certain Second Amendment to Credit Agreement dated as of February 1, 1999 (as amended, the "Credit Agreement"). The undersigned jointly and severally acknowledge and agree that (i) the execution and delivery of the Third Amendment by Borrower will not adversely affect or impair any of the undersigned's obligations to Banks and Agent under that certain Continuing Guaranty dated May 15, 1998 executed by each of the undersigned in favor of Banks and Agent (the "Guaranty"), (ii) payment of the "Borrower's Obligations" (as such term is defined in the Credit Agreement) is guaranteed to Agent and Banks by each of the undersigned pursuant to the terms of the Guaranty and (iii) the Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

           Executed this _______ day of _______________________, 1999.

                                 Guarantors:
                                 ALLOY PIPING PRODUCTS, INC.
                                 B.F. SHAW, INC.
                                 C.B.P. ENGINEERING CORP.
                                 CONNEX PIPE SYSTEMS, INC.
                                 FRONEK A/DE, INC.
                                 FRONEK ENGINEERING AND CONSULTING, INC.
                                 FRONEK POWER SERVICES, INC.
                                 FVF, INCORPORATED
                                 IRM/NAPTECH JOINT VENTURE, L.L.C.
                                 NAPTECH, INC.
                                 NAPTECH PRESSURE SYSTEMS CORPORATION
                                 NATIONAL FABRICATORS, INC.
                                 PIPE SHIELDS INC.
                                 PROSPECT INDUSTRIES (HOLDINGS) INC.
                                 SAON PROPERTIES, INC.
                                 SECORP, INC.
                                 SHAW BAGWELL, INC.
                                 SHAW CONSTRUCTORS, INC.
                                 SHAW ENERGY SERVICES, INC.
                                 SHAW FABRICATORS, INC.
                                 SHAW-FRONEK FABRICATION, INC.
                                 SHAW INDUSTRIAL SUPPLY CO., INC.

                                 SHAW INTERNATIONAL, INC.
                                 SHAW MAINTENANCE, INC.
                                 SHAW MANUFACTURING & SERVICES, INC.
                                 SHAW POWER SERVICES, INC.
                                 SHAW PROCESS & INDUSTRIAL GROUP, INC.
                                 SUNLAND FABRICATORS, INC.
                                 UCI HOLDING, INC.
                                 WELDING TECHNOLOGY AND SUPPLY, INC.
                                 WORD INDUSTRIES FABRICATORS, INC.


                                 By:
                                          -------------------------------------
                                          Name:
                                          Title:
                                          of Alloy Piping Products, Inc., B.F.
                                          Shaw, Inc., C.B.P. Engineering Corp.,
                                          Connex Pipe Systems, Inc., Fronek
                                          A/DE, Inc., Fronek Engineering and
                                          Consulting, Inc., Fronek Power
                                          Services, Inc., FVF, Incorporated,
                                          IRM/NAPTech Joint Venture, L.L.C.,
                                          NAPTech, Inc., NAPTech Pressure
                                          Systems Corporation, National
                                          Fabricators, Inc., Pipe Shields, Inc.,
                                          Prospect Industries (Holdings) Inc.,
                                          SAON Properties, Inc., SECORP, Inc.,
                                          Shaw Bagwell, Inc., Shaw Constructors,
                                          Inc., Shaw Energy Services, Inc., Shaw
                                          Fabricators, Inc., Shaw-Fronek
                                          Fabrication, Inc., Shaw Industrial
                                          Supply Co., Inc., Shaw International,
                                          Inc., Shaw Maintenance, Inc., Shaw
                                          Manufacturing & Services, Inc., Shaw
                                          Power Services, Inc., Shaw Process &
                                          Industrial Group, Inc., Sunland
                                          Fabricators, Inc., UCI Holding, Inc.,
                                          Welding Technology and Supply, Inc.
                                          and Word Industries Fabricators, Inc.



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